UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements And Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Change in Control Agreement for (Paul H. Bruce)
EX-10.2 Change in Control Agreement for (Kimberly A. Mathews)
EX-10.3 Form on One-Year Change in Control Agreement
EX-10.4 Form of Two-Year Change in Control Agreement

ITEM 1.01 Entry into a Material Definitive Agreement.
On October 30, 2008 Legacy Bancorp, Inc. (the “Company”) and Legacy Banks (the “Bank”) entered into new one-year Change in Control Agreements providing for severance payments upon the occurence of a change in control equal to one (1) times the sum of (i) base salary and (ii) the highest rate of bonus paid during the two (2) years prior to termination with Paul H. Bruce, Chief Financial Officer, Senior Vice President and Treasurer and Kimberly A. Mathews, Senior Vice President, General Counsel and Secretary, and six other officers of the Bank. The Company and the Bank also entered into a new one-year Change in Control Agreement providing for severance payments upon the occurence of a change in control equal to two (2) times the sum of (i) base salary and (ii) the highest rate of bonus paid during the two (2) years prior to termination with one other officer of the Bank. The agreements amended and restated prior agreements between the Company, the Bank and the officers for the purpose of bringing them in compliance with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Code (collectively, “Section 409A”) and for certain other purposes. Previously each officer was a party to separate agreements with each of the Company and the Bank. The updated agreements are three party agreements among the Company, the Bank and the executives. Under the new agreements, the change in control definition was also updated to ensure that it was only triggered upon the occurrence of an actual change in control. In addition, the updated agreements modify certain benefit payments.
The Change in Control Agreements with Mr. Bruce and Ms. Mathews are filed herewith as Exhibits 10.1 and 10.2. The one-year form of Change in Control Agreement (as amended for Section 409A compliance) between the Company, the Bank and six other officers of the Bank is filed herewith as Exhibit 10.3. The two-year form of Change in Control Agreement (as amended for Section 409A compliance) between the Company, the Bank and one other officer of the Bank is filed herewith as Exhibit 10.3.
ITEM 9.01 Financial Statements And Exhibits

Exhibit No. 10.1-	Change in Control Agreement effective as of October 26, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Paul H. Bruce.

Exhibit No. 10.2-	Change in Control Agreement effective as of October 26, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Kimberly A. Mathews.

Exhibit No. 10.3-	Form of One-Year Change in Control Agreement.

Exhibit No. 10-4-	Form of Two-Year Change in Control Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
Date: October 30, 2008	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer

EXHIBIT INDEX
10.1	Change in Control Agreement effective as of October 26, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Paul H. Bruce

10.2	Change in Control Agreement effective as of October 26, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Kimberly A. Mathews

10.3	Form of One-Year Change in Control Agreement

10.4	Form of Two-Year Change in Control Agreement